EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A. (the “Company”) on Form 20 F for the fiscal year ended December 31, 2004, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Francisco José Azevedo Padinha, Chief Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes Oxley Act of 2002, that to the best of my knowledge:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2005

By:	/s/ Francisco José Azevedo Padinha

	Name:	Francisco José Azevedo Padinha
	Title:	Chief Executive Officer